UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 Terence Barr Employment Agreement

On April 20, 2017, Samson Oil and Gas USA, Inc. (the “Company”), a wholly-owned subsidiary of Samson Oil & Gas Limited (“Parent”), entered into an Amended and Restated Employment Agreement with Terence Barr, the President and Chief Executive Officer of the Company and the Parent (the “Barr Agreement”). The term of the Barr Agreement commenced on January 1, 2011 and extends through December 31, 2017, unless earlier terminated in accordance with its terms.

Mr. Barr will receive a base salary of $400,000, subject to adjustment at the discretion of the Company’s Board of Directors (the “Board”). Mr. Barr is eligible to receive an annual discretionary bonus in an amount determined by the Board based on quantitative and qualitative factors. Pursuant to the Barr Agreement, Mr. Barr may be entitled to a one-time cash bonus in the event of a disposition of all or substantially all of the Company’s assets either during or within one year following the term of the agreement. In the event of death, disability, resignation for Good Reason or termination without Cause (as those terms are defined in the Barr Agreement), Mr. Barr may be entitled to a severance payment from the Company equal to his salary for a period of twelve months. In each such scenario except death, Mr. Barr will be eligible to receive such benefits and perquisites as are generally provided by the Company to its senior management during the period in which he receives severance payments. The Barr Agreement includes non-solicitation and non-competition covenants applicable during the term of the agreement and the later of the twelve-month period following the termination of the Agreement or Mr. Barr’s employment or engagement as a consultant.

The foregoing summary is not a complete description of the terms of the Barr Agreement, and reference is made to the complete text of the Barr Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Robyn Lamont Employment Agreement

On April 20, 2017, the Company entered into an Amended and Restated Employment Agreement with Robyn Lamont, the Vice President-Finance and Chief Financial Officer of the Company and the Parent (the “Lamont Agreement”). The Lamont Agreement is effective January 1, 2017 and amends and restates the Employment Agreement between Ms. Lamont and the Company dated January 1, 2011. The term of the Lamont Agreement commenced on January 1, 2017 and extends through December 31, 2019, unless earlier terminated in accordance with its terms.

Ms. Lamont will receive a base salary of $290,000, subject to adjustment at the discretion of the Board. Ms. Lamont is eligible to receive an annual discretionary bonus in an amount determined by the Board based on quantitative and qualitative factors. In the event of death, disability, resignation for Good Reason or, depending on the amount of notice provided, termination other than for Cause (as those terms are defined in the Lamont Agreement), Ms. Lamont may be entitled to a severance payment from the Company equal to her salary for a period of up to ninety days (or up to twelve months in the event of a termination without Cause after a Change in Control, as defined in the Lamont Agreement). In each such scenario except death, Ms. Lamont will be eligible to receive such benefits and perquisites as are generally provided by the Company to its senior management during the period in which she receives severance payments. The Lamont Agreement includes non-solicitation and non-competition covenants applicable during the term of the agreement and for twelve months following the termination of Ms. Lamont’s employment.

The foregoing summary is not a complete description of the terms of the Lamont Agreement, and reference is made to the complete text of the Lamont Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

David Ninke Employment Agreement

On April 20, 2017, the Company entered into an Amended and Restated Employment Agreement with David Ninke, the Vice President-Exploration of the Company and the Parent (the “Ninke Agreement”). The Ninke Agreement is effective as of January 1, 2017 and amends and restates the Employment Agreement between Mr. Ninke and the Company dated January 1, 2011. The term of the Ninke Agreement commenced on January 1, 2017 and extends through December 31, 2018, unless earlier terminated in accordance with its terms.

Mr. Ninke will receive a base salary of $276,717, subject to adjustment at the discretion of the Board. Mr. Ninke is eligible to receive an annual discretionary bonus in an amount determined by the Board based on quantitative and qualitative factors. In the event of death, disability, resignation for Good Reason or, depending on the amount of notice provided, termination other than for Cause (as those terms are defined in the Ninke Agreement), Mr. Ninke may be entitled to a severance payment from the Company equal to his salary for a period of up to ninety days (or up to twelve months in the event of a termination without Cause after a Change in Control, as defined in the Ninke Agreement). In each such scenario except death, Mr. Ninke will be eligible to receive such benefits and perquisites as are generally provided by the Company to its senior management during the period in which he receives severance payments. The Ninke Agreement includes non-solicitation and non-competition covenants applicable during the term of the agreement and the later of the twelve-month period following the termination of the Agreement or Mr. Ninke’s employment or engagement as a consultant. Mr. Ninke remains entitled to an overriding royalty interest on all oil and gas properties identified and recommended by Mr. Ninke during the three year term of his Employment Agreement dated April 1, 2008 with the Company but he is not entitled to royalties on any other properties.

The foregoing summary is not a complete description of the terms of the Ninke Agreement, and reference is made to the complete text of the Ninke Agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Mark Ulmer Employment Agreement

On April 26, 2017, the Company entered into an Employment Agreement (the “Ulmer Agreement”) with Mark Ulmer, the Vice President-Engineering & Operations of the Company and the Parent. The term of the Ulmer Agreement commenced on April 1, 2016 and extends through March 31, 2019, unless earlier terminated in accordance with its terms.

Mr. Ulmer will receive a base salary of $380,000, subject to adjustment at the discretion of the Board. Mr. Ulmer is eligible to receive an annual discretionary bonus in an amount determined by the Board based on quantitative and qualitative factors. In the event of death, disability, resignation for Good Reason or, depending on the amount of notice provided, termination other than for Cause (as those terms are defined in the Ulmer Agreement), Mr. Ulmer may be entitled to a severance payment from the Company equal to his salary for a period of up to ninety days (or up to twelve months in the event of a termination without Cause after a Change in Control, as defined in the Ulmer Agreement). In each such scenario except death, Mr. Ulmer will be eligible to receive such benefits and perquisites as are generally provided by the Company to its senior management during the period in which he receives severance payments. The Ulmer Agreement includes non-solicitation and non-competition covenants applicable during the term of the agreement and for twelve months following the termination of Mr. Ulmer’s employment.

The foregoing summary is not a complete description of the terms of the Ulmer Agreement, and reference is made to the complete text of the Ulmer Agreement, which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2017

Samson Oil & Gas Limited

	By:	/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1+	Amended and Restated Employment Agreement, by and between Samson Oil and Gas USA and Terence Barr, dated January 1, 2011
10.2+	Amended and Restated Employment Agreement, by and between Samson Oil and Gas USA and Robyn Lamont, dated January 1, 2017
10.3+	Amended and Restated Employment Agreement, by and between Samson Oil and Gas USA and David Ninke, dated January 1, 2017
10.4+	Employment Agreement, by and between Samson Oil and Gas USA and Mark Ulmer, dated April 1, 2016

+ Management contract or compensatory plan or arrangement